SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 12, 2004

Koger Equity, Inc.

(Exact name of registrant as specified in charter)

Florida	1-9997	59-2898045

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

225 NE Mizner Boulevard, Suite 200
Boca Raton, Florida 33432

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (561) 395-9666

Item 5. Other Events and Required FD Disclosure

     On May 12, 2004, Koger Equity, Inc. (the “Company”) and Wells Fargo Bank Minnesota, N.A., as Rights Agent, entered into the Eighth Amendment (the “Eighth Amendment”) to Koger Equity, Inc. Common Stock Rights Agreement, dated as of September 30, 1990 and as amended (the “Rights Agreement”), between the Koger Equity, Inc. and Wells Fargo Bank Minnesota, N.A., as Rights Agent. The Eighth Amendment amended the Rights Agreement in order to eliminate the continuing director or so-called “dead-hand” provisions. Previously, these provisions prevented the Company from taking certain actions under the Rights Agreement (such as amending the Rights Agreement or redeeming the Rights issued and issuable thereunder) without approval from at least a majority of the “Continuing Directors.” “Continuing Director” was defined to mean any director of the Company who was either (i) a director prior to the time a Person became an Acquiring Person and was not an Affiliate of such Person or (ii) nominated for his or her term of office by a majority of the Continuing Directors in office at the time of such nomination. Capitalized terms used above and not otherwise defined have the meanings set forth in the Rights Agreement.

     In order to remove the “dead-hand” concept, (1) the definition of “Continuing Director” was deleted from Section 1 of the Rights Agreement, and (2) all references in the Rights Agreement to “Continuing Directors”, including but not limited to references to “Continuing Directors” in Sections 1(s), 1(v), 11(a)(iii), 11(b), 11(c), 11(d), 11(m), 22, 23, 24, 27 and 29, were replaced with references to “the Board of Directors of the Company.”

     In addition, the Eighth Amendment amended Section 23 of the Rights Agreement to provide that a committee comprised exclusively of independent directors will evaluate the Rights Agreement at least every three years and make recommendations to the Board of Directors of the Company as to whether the Rights Agreement continues to be in the best interests of the Company and its stockholders.

     Separately, effective May 12, 2004, the Company amended its by-laws to opt out of the application of the Florida “Control Share Act.” The act prohibits the voting of shares acquired in a “control share acquisition,” unless a majority of the disinterested stockholders approves the granting of full voting rights to the acquirer.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 3.1 -	Koger Equity, Inc. By Laws, as Amended and Restated on May 12, 2004.

Exhibit 4.1 -	Eighth Amendment to Koger Equity, Inc. Common Stock Rights Agreement, dated as of May 12, 2004, between the Koger Equity, Inc. and Wells Fargo Bank Minnesota, N.A., as Rights Agent, filed as Exhibit 4(k) to an Amendment on Form 8-A/A, dated December 21, 2001, to a Registration Statement of the Registrant on Form 8-A, dated October 3, 1990 (File No. 1-9997).

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOGER EQUITY, INC.
Date: May 27, 2004	By:	/s/ Steven A. Abney
Steven A. Abney
Vice President, Finance and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.1	Koger Equity, Inc. By Laws, as Amended and Restated on May 12, 2004.

Exhibit 4.1	Eighth Amendment to Koger Equity, Inc. Common Stock Rights Agreement, dated as of May 12, 2004, between the Koger Equity, Inc. and Wells Fargo Bank Minnesota, N.A., as Rights Agent, filed as Exhibit 4(k) to an Amendment on Form 8-A/A, dated December 21, 2001, to a Registration Statement of the Registrant on Form 8-A, dated October 3, 1990 (File No. 1-9997).

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